UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2023

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11430	25-1190717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, New York, New York	10017-6707
(Address of principal executive offices)	(Zip Code)

(212) 878-1800
(Registrant's telephone number, including area code)

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.10 par value	MTX	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[☐ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[☐ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[☐ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[☐ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.04	Mine Safety – Reporting of Shutdowns and Patterns of Violations.

On April 19, 2023, Specialty Minerals Inc., a subsidiary of Minerals Technologies Inc., received an imminent danger order issued by the Mine Safety and Health Administration under section 107(a) of the Federal Mine Safety and Health Act of 1977 at its Adams Mine in Adams, Massachusetts.  The order alleges that a technician was improperly exposed to risk of falling while loading a customer truck. No injuries occurred in connection with the cited incident, which Specialty Minerals Inc intends to contest.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

	By:	/s/ Timothy J. Jordan
	Name:	Timothy J. Jordan
	Title:	Vice President, General Counsel, Secretary and Chief Compliance Officer

Date: May 2, 2023